COMPARATIVE INCOME STATEMENT	1st Qtr Ending: 11/30/2005
	Amounts in Millions		Favorable/-Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct

Net Sales	10,900.4	9,889.1	1,011.3	10.2%

Costs and Deductions
Cost of Sales	7,897.9	7,181.2	-716.7	-10.0%
Selling, Occupancy & Admin [1][2]	2,460.7	2,201.8	-258.9	-11.8%

Operating Income	541.8	506.1	35.7	7.1%

Net Other, Income(Expense)	6.8	5.1	1.7	33.3%

Earnings Before Taxes	548.6	511.2	37.4	7.3%

Income Taxes	203.0	182.6	-20.4	-11.2%

Earnings After Taxes	345.6	328.6	17.0	5.2%

[1]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0
[2]	Fiscal 2006 1st Qtr includes expenses of $36.2 million for employee stock option programs, in accordance with the Company's adoption of SFAS No. 123R.

Earnings Per Share - Basic	$ 0.34	$ 0.32	$ 0.02	6.3%
Earnings Per Share - Diluted	$ 0.34	$ 0.32	$ 0.02	6.3%

Dividends Per Share	$ 0.06500	$ 0.05250	$ 0.01250	23.8%

Weighted Avg Shares Basic	1,012.8	1,022.6
Weighted Avg Shares Diluted	1,022.3	1,029.4
Return on Avg Shareholder Equity	3.8%	4.0%

Effective Income Tax Rate	37.00%	35.72%
LIFO Charge/(Credit)	21.2	18.5

INCOME STATEMENT SUMMARY	1st Qtr Ending: 11/30/2005
	% of	% to Sales
PRELIMINARY	Chg	2005	2004

Net Sales	10.2%	100.00	100.00

Costs and Deductions
Cost of Sales	10.0%	72.46	72.62
Selling, Occupancy & Admin [1][2]	11.8%	22.57	22.26
Sub-Total	10.4%	95.03	94.88

Earnings Before Other Income	7.1%	4.97	5.12

Net Other, Income(Expense)	33.3%	0.06	0.05

Earnings Before Taxes	7.3%	5.03	5.17

Effective Income Tax Rate		37.00%	35.72%

Earnings After Taxes	5.2%	3.17	3.32

[1]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0
[2]	Fiscal 2006 1st Qtr includes expenses of $36.2 million for employee stock option programs, in accordance with the Company's adoption of SFAS No. 123R.

								PRELIMINARY									CONTINUING OPERATIONS

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross	[1]	Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.79	4.58	2.8	0.0	0.03	4.61	37.50	251.5	2.88	9.9
04-Q2	9,782.2	15.8	15.8	11.5	9.9	27.66	20.64	7.02	4.0	0.0	0.04	7.06	37.50	431.6	4.41	17.0
04-Q3	9,578.5	15.0	15.0	10.4	8.7	26.91	21.23	5.68	3.6	0.0	0.04	5.72	37.50	342.3	3.57	16.4
04-Q4	9,426.7	14.3	14.3	9.7	7.8	27.73	22.30	5.43	6.9	0.0	0.08	5.51	37.50	324.4	3.44	18.7

2004	37,508.2	15.4	15.4	10.9	9.3	27.19	21.48	5.71	17.3	0.0	0.05	5.76	37.50	1,349.8	3.60	15.9

	Amounts in Millions
05-Q1	9,889.1	13.4	13.4	9.4	7.9	27.38	22.26	5.12	5.1	0.0	0.05	5.17	35.72	328.6	3.32	30.7
05-Q2	10,987.0	12.3	12.3	7.7	6.2	28.49	21.43	7.06	6.7	0.0	0.06	7.12	37.25	490.9	4.47	13.7
05-Q3	10,830.6	13.1	13.1	8.7	7.0	27.85	21.90	5.95	10.9	0.0	0.10	6.05	37.25	411.0	3.79	20.1
05-Q4	10,494.9	11.3	11.3	7.0	5.3	27.95	23.20	4.75	8.9	0.0	0.08	4.83	35.12	329.0	3.13	1.4

2005	42,201.6	12.5	12.5	8.2	6.7	27.93	22.19	5.74	31.6	0.0	0.08	5.82	36.49	1,559.5	3.70	15.5

	Amounts in Millions
06-Q1	10,900.4	10.2	10.2	7.2	5.9	27.54	22.57	4.97	6.8	0.0	0.06	5.03	37.00	345.6	3.17	5.2
06-Q2
06-Q3
06-Q4

2006	10,900.4	10.2	10.2	7.2	5.9	27.54	22.57	4.97	6.8	0.0	0.06	5.03	37.00	345.6	3.17	5.2

[1]	Includes the following items:
A)	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
B)	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
C)	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina
D)	1st Qtr 2006 includes $36.2 expense for employee stock option programs, in accordance with the Company's adoption SFAS No. 123R.

		LOCATION COUNT AND MONTHLY SALES INCREASES

							PRELIMINARY
Number of Locations [1]
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

2003-04	Start of Period	4,252	4,316		4,252		4,364		4,252		4,442		4,252
	Opened	85	58		143		88		231		211		442
	Relocation	-20	-6		-26		-9		-35		-34		-69
	Closed	-1	-4		-5		-1		-6		-6		-12
	End of Period	4,316	4,364		4,364		4,442		4,442		4,613		4,613

2004-05	Start of Period	4,613	4,711		4,613		4,769		4,613		4,837		4,613
	Opened	113	67		180		86		266		172		438
	Relocation	-12	-7		-19		-17		-36		-21		-57
	Closed	-3	-2		-5		-1		-6		-3		-9
	End of Period	4,711	4,769		4,769		4,837		4,837		4,985		4,985

2005-06	Start of Period [A]	4,985
	Opened [B]	127
	Relocation	-15
	Closed [2]	-29
	End of Period	5,068

[1]	Location counts have been restated to include the Home Care Division and Senior Pharmacies
	A) Includes 32 Home Care Division locations
	B) Includes 3 Senior Med locations
[2]	Includes 22 Katrina damaged stores

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	2003-04	17.8	16.6	15.3	17.7	13.2	16.3	17.4	15.1	12.6	15.5	13.4	14.1	15.4
	2004-05	13.2	11.8	15.2	8.9	14.6	14.3	16.1	9.6	13.4	12.0	10.1	11.9	12.5
	2005-06	10.4	9.0	11.2										10.2

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	2003-04	8,720.8	9,782.2	18,503.0	9,578.5	28,081.5	9,426.7	37,508.2
(In Millions)	2004-05	9,889.1	10,987.0	20,876.1	10,830.6	31,706.7	10,494.9	42,201.6
	2005-06	10,900.4

% of Increase	2003-04	16.5%	15.8%	16.1%	15.0%	15.8%	14.3%	15.4%
	2004-05	13.4%	12.3%	12.8%	13.1%	12.9%	11.3%	12.5%
	2005-06	10.2%

Net Income [1]	2003-04	251.5	431.6	683.1	342.3	1,025.4	324.4	1,349.8
(In Millions)	2004-05	328.6	490.9	819.5	411.0	1,230.5	329.0	1,559.5
	2005-06	345.6

% of Increase	2003-04	9.9%	17.0%	14.3%	16.4%	15.0%	18.7%	15.9%
	2004-05	30.7%	13.7%	20.0%	20.1%	20.0%	1.4%	15.5%
	2005-06	5.2%

Diluted [1]
Earnings Per Share	2003-04	$ 0.24	$ 0.42	$ 0.66	$ 0.33	$ 0.99	$ 0.32	$ 1.31
	2004-05	$ 0.32	$ 0.48	$ 0.80	$ 0.40	$ 1.20	$ 0.32	$ 1.52
	2005-06	$ 0.34
Before Drug Litigation		$ 0.36

[1] Includes the following items:
A)	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
B)	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
C)	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina
D)	1st Qtr 2006 includes $36.2 expense for employee stock option programs, in accordance with the Company's adoption SFAS No. 123R.

				PRELIMINARY

CONSOLIDATED BALANCE SHEET	Nov 30	Nov 30		Nov 30	Nov 30
	2005	2004		2005	2004
Current Assets	(Amounts in Millions)		Current Liabilities

Cash & Equivalents	584.1	639.0	Short Term Borrowings	0.0	0.0
Short Term Investments Available For Sale	311.4	674.4	Trade Accounts Payable	3,303.4	3,203.1
Accounts Receivable, Less Allowance	1,472.8	1,315.7	Other Current Liabilities	1,557.5	1,235.0
Inventories	6,239.8	5,582.5	Income Taxes	235.1	206.3
Other Current Assets	208.3	173.5	Total Current Liabilities	5,096.0	4,644.4
Total Current Assets	8,816.4	8,385.1

Non-Current Assets			Non-Current Liabilities

Property and Equipment	6,371.3	5,638.4	Deferred Income Taxes	186.3	274.8
Other Non-Current Assets	214.4	126.2	Other Non-Current Liabilities	1,014.0	904.8
Total Non-Current Assets	6,585.7	5,764.6	Total Non-Current Liabilities	1,200.3	1,179.6

			Total Liabilities	6,296.3	5,824.0

			Shareholder Equity	9,105.8	8,325.7

Total Assets	15,402.1	14,149.7	Total Liabilities & Equity	15,402.1	14,149.7

STATEMENT OF CASH FLOWS	Nov 30	Nov 30		Nov 30	Nov 30
	2005	2004		2005	2004
Cash Flows From Operating Activities	(Amounts in Millions)		Provided/(Used) by Invest & Finance

Net Income	345.6	328.6	Property, Plant & Equipment	(338.4)	(305.2)
Depreciation & Amortization	133.0	110.6	Employee Stock Plan Proceeds	49.4	31.6
Inc Tax Savings From Employee Stock Plans	10.2	4.0	Property & Equip Disp and Other	2.9	0.2
Deferred Income Taxes	(51.7)	(7.9)	Cash Dividends	(65.9)	(53.8)
Other	19.9	18.3	Stock Purchases	(158.5)	(119.3)
Stock Compensation Expense	34.7	0.0	Net Proceeds from Corp Owned Life Ins	0.0	0.0
			Other	(11.1)	1.4
			Short Term Investment Available For Sale	186.5	581.5
Changes in Current Assets & Liabilities:			Acquisitions, Net of Cash Received	(95.0)	0.0
Inventory	(639.1)	(843.9)
Trade Accounts Payable	380.9	561.6
Accrued Expenses & Liabilities	57.8	(141.5)
Income Taxes	164.2	140.4	Provided/(Used) by Invest & Finance	(430.1)	136.4
Accounts Receivable	(72.9)	(142.7)
Insurance Reserve	9.6	35.0	Changes In Cash & Equivalents	7.3	195.0
Other Current Assets	45.2	(3.9)	Beginning Cash & Equivalents	576.8	444.0

Provided/(Used) for Operating Activities	437.4	58.6	Cash & Equivalents at End of Period	584.1	639.0